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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2016

      CANTECH HOLDING, INC.

  (Exact name of Company as specified in its charter)

Nevada		27-2571663
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
109 E. 17th Street, Suite 80 Cheyenne, Wyoming 82001
(Address of principal executive offices)
Phone: (626) 429-4948
(Company’s Telephone Number) 300 S El Camino Real San Clemente, California 92672
   (Registrant’s Previous Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On August 19, 2016, Cantech Holding, Inc., or the Company, announced that announced it has received a Letter of Intent which proposes a business collaboration with newly formed Institute of Medicine of the conservation ZELOR  S.A.P.I., located in Tijuana B.C. Mexico (“Zelor”).

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information set forth in this Item 7.01 and contained in the press release furnished as Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and is not incorporated by reference into any of Cantech’s filings under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01 Other Events.

Please see above 7.01 Regulation FD Disclosure

Caution Concerning Forward Looking Statements

This Current Report may contain forward-looking statements made in reliance upon the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "may," "will," "expect," "project," "estimate," "anticipate," "plan," "believe," "potential," "should," "continue" or the negative versions of those words or other comparable words. These forward-looking statements include statements regarding the expected timing of completion of review, and approval, of collaboration agreements with Zelor, and the Company's plans to continue to work with Zelor for proposed business collaboration agreement between the Company and Zelor which have been discussed to include the processing and/or manufacture for commercialization of its spotlight product called Immune Therapeutic Protein utilizing Zelors facilities in Mexico. These forward-looking statements are not guarantees of future actions or performance. These forward-looking statements are based on information currently available to the Company and its current plans or expectations, and are subject to a number of uncertainties and risks that could significantly affect current plans. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, the risks and uncertainties associated with: the Company's financial resources and whether they will be sufficient to meet the Company's business objectives and operational requirements. The Company's forward-looking statements also involve assumptions that, if they prove incorrect, would cause its results to differ materially from those expressed or implied by such forward-looking statements. These and other risks concerning the Company's business are described in additional detail in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014, and in the Company's other Periodic and Current Reports filed with the Securities and Exchange Commission. The Company is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.                      Description

99.1                                  Press Release titled Cantech Holding, Inc. (BSSP) Announces Formal Negotiations ForLOI/Business Collaboration With ZELOR S.A.P.I., Mexico

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cantech Holding, Inc.
Date: August 23, 2016
By: /s/Dennis Alexander
Dennis Alexander
CEO